EXHIBIT 7

WYOMING DISTRICT COURT ORDER

This exhibit consists of the attached PDF document identified below.

Description: Order on Cross Motions for Summary Judgment and Related Motions; Docket No. 2024-CV-0202917

Document title: Wyoming District Court Order

Associated PDF attachment: Exhibit7_WYCourtOrder.pdf

The complete document is provided in the accompanying PDF attachment submitted with this exhibit. This HTML file is submitted as the official EDGAR document for association with the PDF attachment.